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                                                                    EXHIBIT 99.1

                               PURCHASE AGREEMENT

         This Purchase Agreement (this "AGREEMENT") is dated as of September 21, 2004, among MARKLAND TECHNOLOGIES, INC., a Florida corporation (the "Company"), and the investors identified on the signature pages hereto (each an "INVESTOR" and, collectively, the "INVESTORS").

         WHEREAS, subject to the terms and conditions set forth in this Agreement the Company desires to sell certain securities to each of the Investors and each Investor, severally and not jointly, desires to purchase from the Company certain securities of the Company, as more fully described in this Agreement.

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and the Investors agree as follows:

                                   ARTICLE I.
                                   DEFINITIONS

         1.1 DEFINITIONS. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Section 1.1:

                  "ACTION" means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or threatened in writing against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency, regulatory authority (federal, state, county, local or foreign), stock market, stock exchange or trading facility.

                  "ADDITIONAL CLOSING" means the closing of the purchase and sale of the Additional Notes pursuant to Section 2.3.

                  "ADDITIONAL CLOSING DATE" means the Business Day immediately following the date on which the conditions set forth in Section 2.3(b) are satisfied by the Company.

                  "ADDITIONAL NOTES" means the convertible notes issuable to the Investors at the Additional Closing.

                  "AFFILIATE" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144.

                  "BANKRUPTCY EVENT" means any of the following events: (a) the Company or any Subsidiary commences a proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Subsidiary thereof; (b) there is commenced against the Company or any Subsidiary any such case or proceeding that is not dismissed within 75 days after commencement; (c) the Company or any Subsidiary is adjudicated by a court of competent jurisdiction insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered; (d) the Company or any

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Subsidiary suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 75 days; (e) under applicable law the Company or any Subsidiary makes a general assignment for the benefit of creditors; (f) the Company or any Subsidiary fails to pay, or states that it is unable to pay or is unable to pay, its debts generally as they become due; or (g) the Company or any Subsidiary, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

                  "BENEFIT ARRANGEMENT" means at any time an employee benefit plan within the meaning of Section 3(3) of ERISA which is not a Plan or Multiemployer Plan and which is maintained or otherwise contributed by the Company.

                  "BENEFIT PLAN" has the meaning set forth in Section
3.1(bb)(ii).

                  "BUSINESS DAY" means any day except Saturday, Sunday and any day that is a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

                  "CLOSING" means the closing of the purchase and sale of the Securities pursuant to Article II.

                  "CLOSING DATE" means the Business Day immediately following the date on which all of the conditions set forth in Sections 5.1 and 5.2 hereof are satisfied, or such other date as the parties may agree.

                  "CODE" means the Internal Revenue Code of 1986, as amended.

                  "COMMISSION" means the Securities and Exchange Commission.

                  "COMMON STOCK" means the common stock of the Company, par value $.0001 per share, and any securities into which such common stock may hereafter be reclassified.

                  "COMMON STOCK EQUIVALENTS" means any securities of the Company or any Subsidiary which entitle the holder thereof to acquire Common Stock at any time, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock or other securities that entitle the holder to receive, directly or indirectly, Common Stock.

                  "COMPANY COUNSEL" means Foley Hoag LLP.

                  "COMPANY DELIVERABLES" has the meaning set forth in Section 2.2(a).

                  "CONTINGENT LIABILITY" means, as to any Person, any obligation, contingent or otherwise, of such Person guaranteeing or having the economic effect of guaranteeing any Debt or obligation of any other Person in any manner, whether directly or indirectly, including without limitation any obligation of such Person, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Debt or to purchase


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(or to advance or supply funds for the purchase of) any security for the payment of such Debt, (b) to purchase property or services for the purpose of assuring the owner of such Debt of its payment, or (c) to maintain the solvency, working capital, equity, cash flow, fixed charge or other coverage ratio, or any other financial condition of the primary obligor so as to enable the primary obligor to pay any Debt or to comply with any agreement relating to any Debt or obligation.

                  "DEBT" of any Person means at any date, without duplication,
(i) all obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes, or other similar instruments issued by such Person, (iii) all obligations of such Person as lessee which (y) are capitalized in accordance with GAAP or (z) arise pursuant to sale-leaseback transactions, (iv) all reimbursement obligations of such Person in respect of letters of credit or other similar instruments, (v) all Debt of others secured by a Lien on any asset of such Person, whether or not such Debt is otherwise an obligation of such Person and (vi) all Debt of others guaranteed by such Person.

                  "DISCLOSURE MATERIALS" has the meaning set forth in Section 3.1(h).

                  "EFFECTIVE DATE" means the date that the Registration Statement required by Section 2(a) of the Registration Rights Agreement is first declared effective by the Commission.

                  "EQUITY INTEREST" means (i) shares of corporate stock, partnership interests, membership interests and any other interest that confers on a Person the right to receive a share of the profits and losses of, or a distribution of the assets of, the issuing Person and (ii) all warrants, options or other rights to acquire any Equity Interest set forth in clause (i) of this defined term.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, or any successor statute.

                  "ERISA GROUP" means the Company and each Subsidiary and all members of a controlled group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Company or any Subsidiary, are treated as a single employer under the Code.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "FIRST REGISTRATION STATEMENT" means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Investors of the Underlying Shares and Warrant Shares issuable upon exercise of the First Warrants.

                  "FIRST WARRANTS" means the Common Stock purchase warrant in the form of EXHIBIT C which is issuable to each Investor at the Closing.

                  "GAAP" means U.S. generally accepted accounting principles.

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                  "INITIAL NOTES" means the convertible promissory notes
issuable by the Company to the Investors pursuant to terms hereof, in the Form of EXHIBIT A, due on the one year anniversary of the Closing Date which, among other things, give the Holders thereof the right to acquire shares of Common Stock on the terms thereof.

                  "INTELLECTUAL PROPERTY RIGHTS" has the meaning set forth in
Section 3.1(p).

                  "INVESTMENT AMOUNT" means, with respect to each Investor, the investment amount indicated below such Investor's signature page to this Agreement.

                  "INVESTOR DELIVERABLES" has the meaning set forth in Section 2.2(b).

                  "INVESTOR PARTY" has the meaning set forth in Section 4.11.

                  "LIEN" means any lien, charge, encumbrance, security interest, right of first refusal or other restrictions of any kind.

                  "LOCKUP AGREEMENT" has the meaning set forth in Section 2.2(a)(ix).

                  "LOSSES" has the meaning set forth in Section 4.11.

                  "MATERIAL ADVERSE EFFECT" means any of (i) a material and adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material and adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) an adverse impairment to the Company's ability to perform on a timely basis its obligations under any Transaction Document.

                  "NEW YORK COURTS" means the state and federal courts sitting in the City of New York, Borough of Manhattan.

                  "NOTES" means collectively the Initial Notes and the Additional Notes.

                  "OASIS" has the meaning set forth in Section 7.1.

                  "OUTSIDE DATE" means October 8, 2004.

                  "PBGC" means the Pension Benefit Guarantee Corporation or any entity succeeding to any or all of its functions under ERISA.

                  "PERMITTED INDEBTEDNESS" has the meaning set forth in Section 6.3.

                  "PERMITTED LIENS" means:

                  "PERMITTED LIENS" means the following:

                           (i) Any Liens existing on the date hereof and specifically disclosed in SCHEDULE A to this Agreement;

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                           (ii) Liens in favor of the Secured Parties (as
         defined in the Security Agreement) pursuant to the Transactions Documents;

                           (iii) Liens securing Permitted Indebtedness;

                           (iv) liens for taxes, fees, assessments or other governmental charges or levies, either not delinquent or being contested in good faith by appropriate proceedings and for which the applicable Grantor (as defined in the Security Agreement) maintains adequate reserves;

                           (v) Liens to secure payment of workers' compensation, employment insurance, old age pensions, social security or other like obligations incurred in the ordinary course of business;

                           (vi) Liens incurred in connection with the extension, renewal or refinancing of indebtedness secured by Liens of the type described in clause (i) above, provided that any extension, renewal or replacement Lien shall be limited to the property (together with any accessions thereto and proceeds thereof) encumbered by any such Lien;

                           (vii) carriers', warehousemen's, mechanic's, materialmen's, repairmen's or other like liens arising in the ordinary course of business and securing obligations that are not due and payable or which are being contested in good faith for which adequate reserves have been established;

                           (viii) pledges and deposits made in the ordinary course of business in compliance with workmen's compensation, unemployment insurance and other social security laws or regulations; and

                           (ix) easements, rights-of-way, restrictions and other similar encumbrances on the use of real property imposed by law or arising in the ordinary course of business that do not secure any monetary obligations and do not materially detract from the value of the affected property or interfere with the ordinary conduct of business of the Company and the Subsidiaries.

                  "PERSON" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

                  "PLAN" means at any time an employee pension plan benefit plan which is covered by Title IV of ERISA or subject to the minimum funding standards under the Code and either (i) is maintained, or contributed to, by any member of the ERISA group for employees of any member of the ERISA group or (ii) has at any time within the preceding five years been maintained, or contributed to, by any Person which was at such time a member of the ERISA Group for employees of any Person which was at such time a member of the ERISA group.

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                  "PROCEEDING" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

                  "PURCHASE MONEY FINANCING" has the meaning set forth in
Section 6.3.

                  "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated as of the date of this Agreement, among the Company and the Investors, in the form of EXHIBIT B hereto.

                  "REGISTRATION STATEMENT" means either the First Registration Statement or the Second Registration Statement, as the context may require.

                  "REQUIRED INVESTORS" means one or more Investors representing greater than 50% of the aggregate principal amount of all Notes then outstanding.

                  "REQUIRED MINIMUM" means, as of any date, the lesser of 30,000,000 shares of Common Stock and a number of shares equal to 150% of the aggregate of the Underlying Shares and the Warrant Shares, calculated as of such date.

                  "RESTRICTED PAYMENT" means, with respect to any Person, (a) payments made in redemption of the securities of, such Person and (b) any management, consulting or other similar fees, or any interest thereon, payable by such Person to any affiliate of such Person (other than the Company), or to any other Person other than an unrelated third party; other than pursuant to agreements in existence on the date hereof; PROVIDED, however, that Restricted Payments shall not include any management, consulting or other similar fees, or any interest thereon, payable pursuant to consulting agreements with consultants of the Company entered into after the date hereof which are approved by the Board of Directors of the Company.

                  "RULE 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "SECOND REGISTRATION STATEMENT" means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Investors of the Underlying Shares issuable upon conversion of the Additional Notes and the Warrant Shares issuable upon exercise of the Second Warrants.

                  "SECOND WARRANTS" means the Common Stock purchase warrant in the form of EXHIBIT C which is issuable to each Investor at the Additional Closing.

                  "SEC REPORTS" has the meaning set forth in Section 3.1(h).

                  "SECURITIES" means the Notes, the Underlying Shares issuable under the Notes, the Warrants and the Warrant Shares.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

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                  "SECURITY AGREEMENT" has the meaning set forth in Section
2.2(a).

                  "SERIES D HOLDER" has the meaning set forth in Section 4.17.

                  "SERIES D LOCKUP AGREEMENT" has the meaning set forth in
Section 2.2(a)(viii).

                  "SUBSEQUENT PLACEMENT" has the meaning set forth in the
Section 4.3.

                  "SUBSEQUENT PLACEMENT NOTICE" has the meaning set forth in the
Section 4.3.

                  "SUBSIDIARY" means any subsidiary of the Company included in the SEC Reports.

                  "TRADING DAY" means (i) a day on which the Common Stock is traded on a Trading Market (other than the OTC Bulletin Board), or (ii) if the Common Stock is not listed on a Trading Market (other than the OTC Bulletin Board), a day on which the Common Stock is traded in the over-the-counter market, as reported by the OTC Bulletin Board, (iii) if the Common Stock is not quoted on any Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices), or (iv) in the event that the Common Stock is not listed or quoted as set forth in (i), (ii) and (iii) hereof, a Business Day.

                  "TRADING MARKET" means whichever of the New York Stock Exchange, the American Stock Exchange, the NASDAQ National Market, the NASDAQ SmallCap Market or OTC Bulletin Board on which the Common Stock is listed or quoted for trading on the date in question.

                  "TRANSACTION DOCUMENTS" means this Agreement, the Notes, the Registration Rights Agreement, the Warrants, the Security Agreement, and any other documents or agreements executed in connection with the transactions contemplated hereunder.

                  "UNDERLYING SHARES" means the shares of Common Stock issuable upon conversion of the Notes.

                  "WARRANTS" means, collectively, the First Warrants and the Second Warrants.

                  "WARRANT SHARES" means the shares of Common Stock issuable upon exercise of the Warrants.

                                   ARTICLE II.
                                PURCHASE AND SALE

                  2.1 CLOSING. Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to each Investor, and each Investor shall, severally and not jointly, purchase from the Company, the Notes and the Warrants representing such Investor's Investment Amount. The Closing shall take place at the offices of Bryan Cave LLP, counsel for Oasis, 1290 Avenue of the Americas, New York, NY 10104 on the Closing Date or at such other location or time as the parties may agree.

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         2.2 CLOSING DELIVERIES. (a) At the Closing, the Company shall deliver or cause to be delivered to each Investor the following (the "COMPANY DELIVERABLES"):

                  (i) a Note in the aggregate principal amount of the Investment Amount indicated below such Investor's name on its signature page of this Agreement, registered in the name of such Investor;

                  (ii) a Warrant, registered in the name of such Investor, pursuant to which such Investor shall have the right to acquire the number of shares of Common Stock equal to 100% of the Underlying Shares issuable upon an assumed conversion, as of the date of the Closing, of the Note issuable to such Investor in accordance with Section 2.2(a)(i);

                  (iii) the legal opinion of Company Counsel, in agreed form, addressed to the Investors;

                  (iv) the Registration Rights Agreement, duly executed by the Company;

                  (v) a security agreement, duly executed by the Company, E-OIR Technologies, Inc. and Science and Technology Research, Inc., in the form attached hereto as EXHIBIT D (as amended, supplemented or otherwise modified from time to time, the "SECURITY AGREEMENT");

                  (vi) appropriate lien and record search reports showing that there are no liens on the collateral security granted under the Security Agreement, other than Liens expressly permitted thereby;

                  (vii) a lockup agreement, in the form of EXHIBIT E, executed by the Company and James LLC (the "SERIES D LOCKUP AGREEMENT");

                  (viii) a lockup agreement, in the form of EXHIBIT F, executed by the Company, Kenneth Ducey Jr. and Robert Tarini (the "LOCKUP AGREEMENT"); and

                  (ix) any other documents reasonably requested by such Investor.

         (b) At the Closing, each Investor shall deliver or cause to be delivered to the Company the following (the "INVESTOR DELIVERABLES"):

                  (i) its Investment Amount indicated below such Investor's name on the signature page of this Agreement, in United States dollars and in immediately available funds, by wire transfer to an account designated in writing by the Company for such purpose;

                  (ii) the Registration Rights Agreement, duly executed by such Investor;

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                  (iii) the Security Agreement, duly executed by such Investor;

         2.3 ADDITIONAL CLOSING. (a) Subject to the conditions set forth in
Section 2.3(b), the Company may require the Investor to purchase $1,000,000 of Additional Notes on the Additional Closing Date. The Company shall indicate its intent to sell the Additional Notes by delivery to the Investor of a written notice which may be delivered between March 15, 2005 and March 30, 2005, provided, that the Company may only deliver such written notice if, on the date of such delivery and on the closing date of such transaction, it is in compliance in all material respects with the terms and conditions of the Transaction Documents, no Event of Default shall exist under the Initial Notes, there is an effective Registration Statement covering the Underlying Shares and the Warrant Shares and the Company's Common Stock shall be have a closing sales price on its Trading Market of at least $0.40 per share for the ten (10) consecutive Trading Days immediately preceding the delivery of the written notice. Notwithstanding the foregoing, with the consent of the Investor, the Company may extend the period by which it may offer the Additional Notes to the Investor. The Company may only exercise the right to elect to require the purchase of Additional Notes on a single occasion, and there may not be more than a single Additional Closing. If the Company shall have timely delivered such notice, then subject to the satisfaction of the conditions set forth in
Section 2.3(b), on the Additional Closing Date, the Company shall issue to the Investor the Additional Notes and Second Warrants for an aggregate purchase price equal to one million dollars ($1,000,000) (the "ADDITIONAL PURCHASE Price"). At the Additional Closing, the Company will deliver to the Purchaser:
(1) the Additional Notes, in exactly the same form as the Initial Notes, except that the maturity date shall be one year from the Additional Closing Date, registered in the name of the Investor, in the aggregate principal amount of $1,300,000 (as indicated in the Company's notice to elect the sale and issuance of the Additional Notes), (2) the Second Warrants (equal to 100% of the number of shares into which the Additional Notes may be converted) and (3) a bring-down of the legal opinion of Company Counsel delivered on the Closing Date, addressed to the Investor. The Investor will, against delivery of its Additional Notes deliver to the Company, the Additional Purchase Price, in United States dollars in immediately available funds by wire transfer to an account designated in writing by the Company for such purpose. The Additional Closing shall be take place no later than 5 Business Days following the date such notice is delivered or the Investor may reject the Company's request to purchase the Additional Notes.

                  (b) CONDITIONS PRECEDENT TO THE PURCHASE OF ADDITIONAL NOTES. Notwithstanding anything to the contrary contained in this Agreement, the obligation of the Investor to purchase the Additional Notes at the Additional Closing is subject to the satisfaction of each of the following conditions:

                           (i) ACCURACY OF THE COMPANY'S REPRESENTATIONS AND
WARRANTIES. The representations and warranties of the Company contained in this Agreement shall be true and correct as of the date when made and as of the Additional Closing Date, as though made on and as of the Additional Closing Date (other than representations and warranties which relate to a specific date (which shall not include representations and warranties relating to the "date hereof") which representations and warranties shall be true as of such specific date).

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                           (ii) PERFORMANCE BY THE COMPANY. The Company shall
have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company between the Closing Date and the Additional Closing Date.

                           (iii) NO INJUNCTION. Since the Closing Date, no
statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated, amended, modified or endorsed by any court of governmental authority of competent jurisdiction or governmental authority, stock market or trading facility which prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

                           (iv) ADVERSE CHANGES. Since the Closing Date, no
event or series of events which reasonably would be expected to have or result in a material adverse effect on the results of operations, assets or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole.

                           (v) COMPLIANCE CERTIFICATE. The Company shall have
delivered to the Investor, an officer's certificate stating that the conditions specified in clauses (i)-(iv) above have been satisfied.

                                  ARTICLE III.
                         REPRESENTATIONS AND WARRANTIES

         3.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby makes the following representations and warranties to each Investor:

                  (a) SUBSIDIARIES. The Company has no direct or indirect Subsidiaries other than as specified in the SEC Reports. Except as disclosed in
SCHEDULE 3.1(a), the Company owns, directly or indirectly, all of the capital stock of each Subsidiary free and clear of any and all Liens (other than Permitted Liens), and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

                  (b) ORGANIZATION AND QUALIFICATION. The Company and each Subsidiary are duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company and each Subsidiary are duly qualified to conduct its respective businesses and are in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect.

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                  (c) AUTHORIZATION; ENFORCEMENT. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

                  (d) NO CONFLICTS. Except as disclosed in SCHEDULE 3.1(d), the execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Payments of cash on account of principal of or interest under the Notes, upon any Event of Default under the Notes, as a result of liquidated damages under any Transaction Document or upon a Buy-In under and as such term is defined in a Warrant will not require the consent of, any payment to, or the springing of any Lien in favor of any lender to or creditor of the Company or any Subsidiary (under a credit facility, loan agreement or otherwise) and will not result in a default under any such credit facilities, loans or other agreements.

                  (e) FILINGS, CONSENTS AND APPROVALS. Except as disclosed in
SCHEDULE 3.1(e), the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than
(i) the filing with the Commission of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, (ii) filings required by state securities laws, (iii) the filing of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act (iv) the filings required in accordance with Section 4.6 and 4.9, and (iv) those that have been made or obtained prior to the date of this Agreement.

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                  (f) ISSUANCE OF THE SECURITIES. The Securities have been duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance upon conversion of the Notes and upon exercise of the Warrants not less than the Required Minimum calculated as of the date hereof.

                  (g) CAPITALIZATION. The number of shares and type of all authorized, issued and outstanding capital stock of the Company, and all shares of Common Stock reserved for issuance under the Company's various option and incentive plans, is specified in SCHEDULE 3.1(g). Except as specified in
SCHEDULE 3.1(g), no securities of the Company are entitled to preemptive or similar rights, and no Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as specified in SCHEDULE 3.1(g), there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Except as specified in SCHEDULE 3.1(G), the issue and sale of the Securities will not, immediately or with the passage of time, obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Investors) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

                  (h) SEC REPORTS; FINANCIAL STATEMENTS. Except as disclosed in
SCHEDULE 3.1(H), the Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the twelve months preceding the date hereof (or such shorter period as the Company was required by law to file such reports) (the foregoing materials being collectively referred to herein as the "SEC REPORTS" and, together with the Schedules to this Agreement (if any), the "DISCLOSURE MATERIALS") on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

                  (i) PRESS RELEASES. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading.

                  (j) MATERIAL CHANGES. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans and other equity compensation arrangements. The Company does not have pending before the Commission any request for confidential treatment of information.

                  (k) LITIGATION. Except as disclosed in SCHEDULE 3.1(k), to the knowledge of the Company, there is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) except as specifically disclosed in the SEC Reports, would, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. To the knowledge of the Company, neither the Company nor any Subsidiary, nor any director or officer thereof (in his or her capacity as such), is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty, except as specifically disclosed in the SEC Reports. There has not been, and to the knowledge of the Company, there is not pending any investigation by the Commission involving the Company or any current or former director or officer of the Company (in his or her capacity as such). The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

                  (l) LABOR RELATIONS. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company.

                  (m) COMPLIANCE. Neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. The Company is in compliance with all effective requirements of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations thereunder, that are applicable to it, except where such noncompliance could not have or reasonably be expected to result in a Material Adverse Effect.

                  (n) REGULATORY PERMITS. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such permits.

                  (o) TITLE TO ASSETS. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to their respective businesses and good and valid title in all personal property owned by them that is material to their respective businesses, in each case free and clear of all Liens, except for Permitted Liens and Liens that do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance, except as could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. A list of existing Liens is provided on SCHEDULE 3.1(o) hereto (which shall constitute "Permitted Liens" under clause (e) of the definition of such term).

                  (p) PATENTS AND TRADEMARKS. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (collectively, the "INTELLECTUAL PROPERTY RIGHTS"). Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. Except as set forth in the SEC Reports, to the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

                  (q) INSURANCE. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. The Company has no reason to believe that it will not be able to renew its and the Subsidiaries' existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business on terms consistent with market for the Company's and such Subsidiaries' respective lines of business.

                  (r) TRANSACTIONS WITH AFFILIATES AND EMPLOYEES. Except as set forth in the SEC Reports or disclosed in SCHEDULE 3.1(r), none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

                  (s) INTERNAL ACCOUNTING CONTROLS. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act rules 13a-14 and 15d-14) for the Company and designed such disclosure controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's Form 10-KSB or 10-QSB, as the case may be, is being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures in accordance with Item 307 of Regulation S-K under the Exchange Act for the Company's most recently ended fiscal quarter or fiscal year-end (such date, the "EVALUATION DATE"). The Company presented in its most recently filed Form 10-KSB or Form 10-QSB the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company's internal controls that would be required to be disclosed pursuant to Item 308(c) of Regulation S-K under the Exchange Act or, to the Company's knowledge, in other factors that could reasonably be expected to have a Material Adverse Effect on the Company's internal controls.

                  (t) SOLVENCY. Based on the financial condition of the Company as of the Closing Date (and assuming that the Closing shall have occurred), (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company has no current intention to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

                  (u) CERTAIN FEES. Except as specified in SCHEDULE 3.1(u), no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Investors shall have no obligation with respect to any fees or with respect to any claims (other than such fees or commissions owed by a Investor pursuant to written agreements executed by such Investor which fees or commissions shall be the sole responsibility of such Investor) made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

                  (v) CERTAIN REGISTRATION MATTERS. Assuming the accuracy of the Investors' representations and warranties set forth in Section 3.2(b)-(e), no registration under the Securities Act is required for the offer and sale of the Notes and Warrants by the Company to the Investors under the Transaction Documents. The Company is eligible to register its Common Stock for resale by the Investors under Form SB-2 promulgated under the Securities Act. Except as disclosed in SCHEDULE 3.1(v), the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied.

                  (w) LISTING AND MAINTENANCE REQUIREMENTS. Except as specified in the SEC Reports, the Company has not, in the two years preceding the date hereof, received notice from any Trading Market to the effect that the Company is not in compliance with the listing or maintenance requirements thereof. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with the listing and maintenance requirements for continued listing of the Common Stock on the Trading Market on which the Common Stock is currently listed or quoted. The issuance and sale of the Securities under the Transaction Documents does not contravene the rules and regulations of the Trading Market on which the Common Stock is currently listed or quoted, and no approval of the shareholders of the Company thereunder is required for the Company to issue and deliver to the Investors the Securities contemplated by Transaction Documents.

                  (x) INVESTMENT COMPANY. The Company is not, and is not an Affiliate of, and immediately following the Closing will not have become, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (y) APPLICATION OF TAKEOVER PROTECTIONS. The Company has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Investors as a result of the Investors and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation the Company's issuance of the Securities and the Investors' ownership of the Securities.

                  (z) NO ADDITIONAL AGREEMENTS. Except as disclosed in SCHEDULE 3.1(z), the Company does not have any agreement or understanding with any Investor with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

                  (aa) DISCLOSURE. The Company confirms that neither it nor any Person acting on its behalf has provided any Investor or its respective agents or counsel with any information that the Company believes constitutes material, non-public information except insofar as the existence and terms of the proposed transactions hereunder may constitute such information. The Company understands and confirms that the Investors will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to the Investors regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company (including the Company's representations and warranties set forth in this Agreement) are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

                  (bb) COMPLIANCE WITH ERISA. (i) Each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and is in compliance in all material respects with the presently applicable provisions of ERISA and the Code with respect to each Plan. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Code in respect of any Plan, (ii) failed to make any required contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Code or
(iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA.

                           (ii) The benefit plans not covered under clause (a)
above (including profit sharing, deferred compensation, stock option, employee stock purchase, bonus, retirement, health or insurance plans, collectively the "BENEFIT PLANS") relating to the employees of the Company are duly registered where required by, and are in good standing in all material respects under, all applicable laws. All required employer and employee contributions and premiums under the Benefit Plans to the date hereof have been made, the respective fund or funds established under the Benefit Plans are funded in accordance with applicable laws, and no past service funding liabilities exist thereunder.

                           (iii) No Benefit Plans have any unfunded liabilities,
either on a "going concern" or "winding up" basis and determined in accordance with all applicable laws and actuarial practices and using actuarial assumptions and methods that are reasonable in the circumstances. No event has occurred and no condition exists with respect to any Benefit Plans that has resulted or could reasonably be expected to result in any pension plan having its registration revoked or wound up (in whole or in part) or refused for the purposes of any applicable laws or being placed under the administration of any relevant pension benefits regulatory authority or being required to pay any taxes or penalties (in any material amounts) under any applicable laws.

                  (cc) TAXES. The Company intends to file all United States federal, state, county, municipality local or foreign income tax returns and all other material tax returns (including foreign tax returns) which are required to be filed by or on behalf of the Company and each Subsidiary and all material taxes due pursuant to such returns or pursuant to any assessment received by the Company and each Subsidiary will be paid except those being disputed in good faith and for which adequate reserves have been established. The charges, accruals and reserves on the books of the Company and each Subsidiary in respect of taxes or other governmental charges have been established in accordance with GAAP.

                  (dd) ABSENCE OF ANY UNDISCLOSED LIABILITIES OR CAPITAL CALLS. Except for litigation described in the SEC Reports, there are no liabilities of the Company or any Subsidiary of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, and there is no existing condition, situation or set of circumstances which could reasonably be expected to result in such a liability, other than (i) those liabilities provided for in the Company's financial statements and (ii) other undisclosed liabilities which, individually or in the aggregate, could not have, or reasonably be expected to result in, a Material Adverse Effect.

                  (ee) SECURED INDEBTEDNESS. As of the Closing Date the Company has no material Debt that is secured by any Lien.

         3.2 REPRESENTATIONS AND WARRANTIES OF THE INVESTORS. Each Investor hereby, for itself and for no other Investor, represents and warrants to the Company as follows:

                  (a) ORGANIZATION; AUTHORITY. Such Investor is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the applicable Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Investor of the transactions contemplated by this Agreement have been duly authorized by all necessary corporate or, if such Investor is not a corporation, such partnership, limited liability company or other applicable like action, on the part of such Investor. Each of this Agreement and the Registration Rights Agreement has been duly executed by such Investor, and when delivered by such Investor in accordance with terms hereof, will constitute the valid and legally binding obligation of such Investor, enforceable against it in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

                  (b) INVESTMENT INTENT. Such Investor is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to such Investor's right at all times to sell or otherwise dispose of all or any part of such Securities in compliance with applicable federal and state securities laws. Subject to the immediately preceding sentence, nothing contained herein shall be deemed a representation or warranty by such Investor to hold the Securities for any period of time. Such Investor is acquiring the Securities hereunder in the ordinary course of its business. Such Investor does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

                  (c) INVESTOR STATUS. At the time such Investor was offered the Securities, it was, and at the date hereof it is, and on each date on which it exercises the Warrant or converts the Note it will be, an "accredited investor" as defined in Rule 501(a) under the Securities Act. Such Investor is not a registered broker-dealer under Section 15 of the Exchange Act.

                  (d) GENERAL SOLICITATION. Such Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

                  (e) ACCESS TO INFORMATION. Such Investor acknowledges that it has reviewed the Disclosure Materials and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and the Subsidiaries and their respective financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other investigation conducted by or on behalf of such Investor or its representatives or counsel shall modify, amend or affect such Investor's right to rely on the truth, accuracy and completeness of the Disclosure Materials and the Company's representations and warranties contained in the Transaction Documents.

                  (f) INDEPENDENT INVESTMENT DECISION. Such Investor has independently evaluated the merits of its decision to purchase Securities pursuant to this Agreement.

The Company acknowledges and agrees that no Investor has made or makes any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Section 3.2.

                                   ARTICLE IV.
                         OTHER AGREEMENTS OF THE PARTIES

         4.1 (a) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of the Securities other than pursuant to an effective registration statement, to the Company, to an Affiliate of an Investor or in connection with a pledge as contemplated in
Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act.

                  (b) Certificates evidencing the Securities will contain the following legend, until such time as they are not required under Section 4.1(c):

                  [NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON CONVERSION OR EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED] [THESE SECURITIES HAVE NOT BEEN REGISTERED] WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

                  The Company acknowledges and agrees that an Investor may from time to time pledge, and/or grant a security interest in some or all of the Securities pursuant to a bona fide margin agreement in connection with a bona fide margin account and, if required under the terms of such agreement or account, such Investor may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval or consent of the Company and no legal opinion of legal counsel to the pledgee, secured party or pledgor shall be required in connection with the pledge, but such legal opinion may be required in connection with a subsequent transfer following default by the Investor transferee of the pledge. No notice shall be required of such pledge. At the appropriate Investor's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders thereunder.

                  (c) Certificates evidencing Underlying Shares and Warrant Shares shall not contain any legend (including the legend set forth in Section 4.1(b)): (i) while a registration statement (including the Registration Statement) covering such Underlying Shares or Warrant Shares is then effective, or (ii) following a sale or transfer of such Securities pursuant to Rule 144 (assuming the transferor is not an Affiliate of the Company), or (iii) while such Securities are eligible for sale under Rule 144(k). The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. The Company agrees that it shall, within three Trading Days following such time as restrictive legends would not then be required under this Section 4.1(c), issue and deliver to such Investor certificates that are free of restrictive legends representing Underlying Shares or Warrant Shares in replacement of Underlying Shares or Warrant Shares previously issued with restrictive legends.

         4.2 FURNISHING OF INFORMATION. As long as any Investor owns the Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act. As long as any Investor owns Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Investors and make publicly available in accordance with Rule 144(c) such information as is required for the Investors to sell the Underlying Shares and Warrant Shares under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, all to the extent required from time to time to enable such Person to sell the Underlying Shares and Warrant Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

         4.3 SUBSEQUENT SECURITIES OFFERINGS.

                  (a) Subject to the right of first refusal granted by the Company to the investors that entered into the Securities Purchase Agreement and related agreements, dated April 2, 2004, prior to (i) the first year anniversary of the Effective Date, or (ii) the date there shall be no principal amount outstanding on the Notes, whichever is first to occur, in the event the Company, directly or indirectly, offers, sells, grants any option to purchase, or otherwise disposes of or announces any offer, sale, grant or any option to purchase or other disposition of any of Common Stock or Common Stock Equivalents or any of its Subsidiaries' equity or Common Stock Equivalents in exchange for cash or cash equivalents in a capital raising transaction (such offer, sale, grant, disposition or announcement being referred to as "SUBSEQUENT PLACEMENT"), the Company shall deliver to each Investor a written notice (each, a "SUBSEQUENT PLACEMENT NOTICE") of its intention to effect such Subsequent Placement, which specifies in reasonable detail all of the material terms of such Subsequent Placement, the amount of proceeds intended to be raised thereunder, the names of the investors (including the investment manager of such investors, if any) and the investment bankers with whom such Subsequent Placement is proposed to be effected, and attached to which shall be a term sheet or similar document. Each Investor shall have until 6:30 p.m. (New York City time) on the fifth Trading Day after its respective receipt of the Subsequent Placement Notice to notify Company of its intention to provide, subject to completion of mutually acceptable documentation, all or a portion of such financing on the same terms as set forth in the Subsequent Placement Notice. In the event that the Investors do not timely elect to provide the entire financing subject to the Subsequent Placement Notice and the Company shall not have consummated the portion of the Subsequent Placement for which such elections shall not have been so made on the terms and to the Persons specified in the Subsequent Placement Notice within 30 days following the expiration of the time to so elect, the Company shall provide each Investor with a second Subsequent Placement Notice and each Investor will again have the right of first refusal set forth in this Section. If the Investors indicate in the aggregate a willingness to provide financing in excess of the amount set forth in the Subsequent Placement Notice, then each Investor will be entitled to provide financing pursuant to such Subsequent Placement Notice up to an amount of all such proceeds equal to such Investor's pro rata portion of all Investment Amounts hereunder.

                  (b) The Company's obligations under this Section 4.3 shall not apply to any grant or issuance by the Company of any of the following: (i) the issuance of securities upon the exercise or conversion of any Common Stock Equivalents issued by the Company prior to the date of this Agreement (but will apply to any amendments, resets, modifications and reissuances thereof if the Company receives cash consideration for such amendment, reset, modification or reissuance) or (ii) the grant of options or warrants, or the issuance of additional securities, under any duly authorized Company stock option, restricted stock plan or stock purchase plan whether now existing or approved by the Company and its stockholders in the future (but not as to any amendments or other modifications to the number of Common Stock issuable thereunder, the terms set forth therein, or the exercise price set forth therein, unless such amendments or other modifications are approved by the Company's stockholders),
(iii) the issuance of Common Stock or Common Stock Equivalents in connection with a merger, acquisition or other business combination or strategic partnering or joint venture transaction or the exercise or conversion of such securities,
(iv) the issuance of Common Stock or Common Stock Equivalents in connection with the settlement of claims which are the subject of law suits, arbitrations and similar proceedings or the conversion or exercise of such securities, (v) the issuance of up to 250,000 warrants to equipment lessors in connection with capital lease transactions or the exercise of such warrants.

         4.4 ACKNOWLEDGMENT OF DILUTION. The Company acknowledges that the issuance of Underlying Shares upon conversion of Notes and Warrant Shares upon exercise of Warrants will result in dilution of the outstanding shares of Common Stock, which dilution may be substantial. The Company further acknowledges that its obligation to honor conversions under the Notes is unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim that the Company may have against any Investor.

         4.5 INTEGRATION. The Company shall not, and shall use its best efforts to ensure that no Affiliate of the Company shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Investors, or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market in a manner that would require stockholder approval of the sale of the securities to the Investors.

         4.6 RESERVATION OF SHARES. The Company shall maintain a reserve from its duly authorized shares of Common Stock equal to or greater than the Required Minimum. In connection therewith, the Board of Directors shall (a) adopt proper resolutions authorizing such increase, (b) recommend to and otherwise use its best efforts to promptly and duly obtain stockholder approval to carry out such resolutions (and hold a special meeting of the stockholders as soon as practicable, but in any event not later than the 60th day after delivery of the proxy or other applicable materials relating to such meeting) and (c) within five Business Days of obtaining such stockholder authorization, file an appropriate amendment to the Company's certificate of incorporation or other organizational document to evidence such increase.

         4.7 CONVERSION PROCEDURES. The form of Conversion Notice included in and as defined in the Notes sets forth the totality of the procedures required by the Investors in order to convert the Notes. The Company shall honor conversions of the Notes and shall deliver Underlying Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

         4.8 SUBSEQUENT REGISTRATIONS.

                  (a) Other than pursuant to the Registration Rights Agreement, prior to the one hundred and eightieth (180th) day following the Effective Date (plus one day for each day following the Effective Date when a Registration Statement shall not be effective and available to the Holders for the resale of Underlying Shares or Warrant Shares), the Company may not file any registration statement with the Commission with respect to any securities of the Company other than amendments to existing registration statements and registration statements on Form S-4 and Form S-8 promulgated by the Commission.

                  (b) Notwithstanding Section 4.8(a), beginning after the 10th day following the Effective Date, the Company may file a primary shelf registration statement for an equity line of credit transaction; PROVIDED, however, that there will be no draw-downs under such equity line of credit (i) at any time prior to the 30th day following the date such registration statement is first declared effective by the Commission and (ii) at a price below $1.00 prior to April 1, 2005 without the consent of the Investors. It shall be a condition precedent to the Company's right to raise any capital through (or draw upon) an equity line of credit or similar transaction that the Company deliver to the Investors 75% of the amount of the capital raised therefrom, less investment banker fees, unless otherwise directed by an Investor (as to itself and no other Investor) until such time as all of the Obligations have been satisfied and the Notes are no longer outstanding. The Company agrees that such covenant shall be disclosed in the registration statement pertaining to such equity line of financing or similar transaction and each prospectus filed in connection therewith for so long as Obligations are outstanding.

         4.9 SECURITIES LAWS DISCLOSURE; PUBLICITY. By 9:00 a.m. (New York time) on the Trading Day following the execution of this Agreement, and by 9:00 a.m. (New York time) on the Trading Day following the Closing Date, the Company shall issue press releases disclosing the transactions contemplated hereby and the Closing. On the Trading Day following the execution of this Agreement the Company will file a Current Report on Form 8-K disclosing the material terms of the Transaction Documents (and attach as exhibits thereto the Transaction Documents), and on the Closing Date the Company will file an additional Current Report on Form 8-K to disclose the Closing. In addition, the Company will make such other filings and notices in the manner and time required by the Commission and the Trading Market on which the Common Stock is listed. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Investor, or include the name of any Investor in any filing with the Commission (other than the Registration Statement and any exhibits to filings made in respect of this transaction in accordance with periodic filing requirements under the Exchange
Act) or any regulatory agency or Trading Market, without the prior written consent of such Investor, except to the extent such disclosure is required by law or Trading Market regulations.

         4.10 INDEMNIFICATION OF INVESTORS. In addition to the indemnity provided in the Registration Rights Agreement, the Company will indemnify and hold the Investors and their directors, officers, shareholders, partners, employees and agents (each, an "INVESTOR PARTY") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation (collectively, "LOSSES") that any such Investor Party may suffer or incur as a result of or relating to any misrepresentation, breach or inaccuracy of any representation, warranty, covenant or agreement made by the Company in any Transaction Document. In addition to the indemnity contained herein, the Company will reimburse each Investor Party for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred.

         4.11 NON-PUBLIC INFORMATION. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Investor or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Investor shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Investor shall be relying on the foregoing representations in effecting transactions in securities of the Company.

         4.12 LISTING OF SECURITIES. The Company agrees, (i) if the Company applies to have the Common Stock traded on any other Trading Market, it will include in such application the Underlying Shares and the Warrant Shares, and will take such other action as is necessary to cause the Underlying Shares and Warrant Shares to be listed on such other Trading Market as promptly as possible, and (ii) it will take all action reasonably necessary to continue the listing and trading of its Common Stock on a Trading Market and will comply in all material respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Trading Market.

         4.13 USE OF PROCEEDS. The Company will use the net proceeds from the sale of the Securities hereunder for working capital purposes and for those purposes set forth on SCHEDULE 4.14, and not to redeem any Common Stock or Common Stock Equivalents.

         4.14 PAYMENT OF CASH DIVIDEND. The Company agrees, so long as any of the Notes are outstanding, not to declare, pay or make any provision for any cash dividend or cash distribution with respect to the Common Stock or preferred stock of the Company, without first obtaining the approval of the Required Investors.

         4.15 EXISTENCE; CONDUCT OF BUSINESS. For so long as any of the Notes or Warrants are outstanding, the Company will, and will cause each of the Subsidiaries to, do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, licenses, permits, privileges and franchises material to the conduct of its business, PROVIDED, that the foregoing shall not prohibit (a) any sale, lease, transfer or other disposition permitted by this Agreement, or (b) any merger of (i) any domestic Subsidiary with any other domestic Subsidiary, (ii) any domestic Subsidiary with and into the Company, or (iii) any foreign Subsidiary with any other foreign Subsidiary.

         4.16 LOCKUP AGREEMENTS. The Company and James LLC (the "SERIES D HOLDER") shall execute and deliver to each Investor at the Closing a Series D Lockup Agreement pursuant to which the Company and the Series D Holder agree not to sell any of the Company's Series D Convertible Preferred Stock without the consent of the Investors. The Company, Kenneth Ducey Jr. and Robert Tarini shall execute and deliver to each Investor at the Closing a Lockup Agreement pursuant to which the Company, Kenneth Ducey Jr. and Robert Tarini agree not to sell any Common Stock prior to the 60th day following the Effective Date.

         4.17 PRICE MODIFICATION. The Company shall not reset, amend or modify any purchase price, conversion price or exercise price in connection with any equity or equity-linked securities without the consent of the Investors, whether the issuance of such securities occurred prior to or after the date hereof unless a judgment is rendered by a court of competent jurisdiction that requires the Company to act otherwise. 4.18 PLEDGE OF SECURITIES. In the event the Securities are eligible to be pledged in an Investor's bona fide margin account, the Company agrees to use its commercial best efforts to assist each Investor in pledging the Securities in a manner consistent with the Securities Act into the bona fide margin account of such Investor.

                                   ARTICLE V.
                         CONDITIONS PRECEDENT TO CLOSING

         5.1 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF AN INVESTOR TO PURCHASE SECURITIES. The obligation of each Investor to acquire Securities at the Closing is subject to the satisfaction or waiver by such Investor, at or before the Closing, of each of the following conditions:

                  (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained herein shall be true and correct as of the date when made and as of the Closing as though made on and as of such date;

                  (b) PERFORMANCE. The Company shall have performed, satisfied and complied with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing;

                  (c) OFFICER'S CERTIFICATE. A certificate executed by a duly authorized officer of the Company certifying that all representations and warranties made by the Company and information furnished by the Company in any schedules to this Agreement, are true and correct in all material respects as of the Closing Date, and all covenants, agreements and obligations required by this Agreement to be performed or complied with by the Company, prior to or at the Closing, have been performed or complied with in all material respects;

                  (d) NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents;

                  (e) ADVERSE CHANGES. Since the date of execution of this Agreement, no event or series of events shall have occurred that has had or would reasonably be expected to result in a Material Adverse Effect;

                  (f) NO SUSPENSIONS OF TRADING IN COMMON STOCK; LISTING. Trading in the Common Stock shall not have been suspended by the Commission or any Trading Market (except for any suspensions of trading of not more than one Trading Day solely to permit dissemination of material information regarding the Company) at any time since the date of execution of this Agreement, and the Common Stock shall have been at all times since such date listed for trading on a Trading Market; and

                  (g) COMPANY DELIVERABLES. The Company shall have delivered the Company Deliverables in accordance with Section 2.2(a).

         5.2 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE COMPANY TO SELL SECURITIES. The obligation of the Company to sell Securities at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

                  (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of each Investor contained herein shall be true and correct as of the date when made and as of the Closing Date as though made on and as of such date;

                  (b) PERFORMANCE. Each Investor shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by such Investor at or prior to the Closing;

                  (c) NO INJUNCTION. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents; and

                  (d) INVESTORS DELIVERABLES. Each Investor shall have delivered its Investors Deliverables in accordance with Section 2.2(b).

                                   ARTICLE VI.
                        NEGATIVE COVENANTS OF THE COMPANY

         The Company hereby agrees that, from and after the date hereof until the date that the Notes have either been repaid in their entirety and/or converted entirely into Common Stock, the Company shall be bound according to the restrictions set forth in each of following negative covenants unless any such restriction shall have been expressly waived in writing by the Required
Investors:

         6.1 RESTRICTIONS ON CERTAIN AMENDMENTS. The Company will not amend the rights and privileges granted under the Notes, to adversely affect the rights or privileges granted under the Notes.

         6.2 RESTRICTED PAYMENT. The Company shall not make any Restricted Payment.

         6.3 DEBT. Neither the Company nor any Subsidiary shall create, incur, assume, become or be liable in any manner in respect of, or suffer to exist, any Debt, except (a) Debt in existence on the date hereof, as shown on Schedule 6.3(a), and any extensions, renewals, or replacements thereof, (b) trade payables incurred and paid in the ordinary course of business, (c) Contingent Liabilities in existence on the date hereof, as shown on Schedule 6.3(c), (d) Contingent Liabilities resulting from the endorsement of negotiable instruments for collection in the ordinary course of business, and (e) Debt incurred to finance the acquisition of fixed or capital assets (whether pursuant to a loan, capital lease obligation or otherwise) in an aggregate principal amount not to exceed five-hundred thousand dollars ($500,000) at any time outstanding, provided that such Debt is incurred simultaneously with such acquisition (the "PURCHASE MONEY FINANCING") (collectively (a) through (e) shall be referred to as the "PERMITTED INDEBTEDNESS").

         6.4 LIENS. The Company shall not create or suffer to exist any Lien upon any of its properties, except Permitted Liens provided that (x) any Lien securing any Purchase Money Financing shall be created substantially simultaneously with the acquisition of such fixed or capital asset, (y) such Liens do not at any time encumber any property other than the property that is the subject of the Purchase Money Financing, and (z) the principal amount of Debt secured by any such Purchase Money Financing shall at no time exceed one hundred percent (100%) of the original purchase price of such property at the time it was acquired.

         6.5 AMENDMENT OF ORGANIZATIONAL DOCUMENTS. The Company shall not permit any amendment to its articles of incorporation so as to adversely affect the rights or privileges granted under the Notes.

         6.6 SALE AND LEASEBACK. The Company shall not enter into any arrangement whereby it sells or transfers any of its assets, and thereafter rents or leases such assets.

         6.7 BUSINESS. The Company shall not change the nature of its business as now conducted.

         6.8 TRANSACTIONS WITH AFFILIATES. The Company shall not, directly or indirectly, pay any funds to or for the account of, make any investment (whether by acquisition of stock or indebtedness, by loan, advance, transfer of property, guarantee or other agreement to pay, purchase or service, directly or indirectly, any Debt, or otherwise) in, lease, sell, transfer or otherwise dispose of any assets, tangible or intangible, to, or participate in, or effect any transaction in connection with any joint enterprise or other joint arrangement with, any Affiliate, except, on terms no less favorable than terms that could be obtained by the Company from a Person that is not an Affiliate of the Company upon negotiation at arms' length, as determined in good faith by the Board; PROVIDED that no determination of the Board of Directors shall be required with respect to any such transactions entered into in the ordinary course of business.

         6.9 LIMITATION ON RESTRICTIONS. The Company shall not enter into, or suffer to exist, any agreement with any Person which prohibits or limits the ability of the Company to pay Debt owed to the Investors, except as expressly permitted by the Security Agreement.

                                  ARTICLE VII.
                                  MISCELLANEOUS

         7.1 FEES AND EXPENSES. At the Closing, the Company shall pay to Bryan Cave LLP $45,000 (less previously delivered amounts) as partial reimbursement of the Investors (collectively, "OASIS") for their respective legal fees in connection with the Transaction Documents, it being understood that Bryan Cave LLP has only rendered legal advice to Oasis, and not to the Company in connection with the transactions contemplated hereby, and that the Company has relied for such matters on the advice of its own respective counsel. Except as specified in the immediately preceding sentence, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transaction Documents. The Company shall pay all stamp and other taxes and duties levied in connection with the sale of the Notes.

         7.2 ENTIRE AGREEMENT. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements, understandings, discussions and representations, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

         7.3 NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile (provided the sender receives a machine-generated confirmation of successful transmission) at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (c) the Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. All notices delivered via facsimile shall be followed by overnight delivery of such notice sent via an U.S. nationally recognized overnight courier service. The address for such notices and communications shall be as follows:

         If to the Company:       Markland Technologies, Inc.
                                  54 Danbury Road, #207
                                  Ridgefield, Connecticut  06877
                                  Facsimile:  (203) 286-1608
                                  Attention:  Chief Financial Officer

         With a copy to:          Foley Hoag LLP
                                  155 Seaport Boulevard
                                  Boston, Massachusetts 02210
                                  Facsimile:  (617) 832-7000
                                  Attention:  David A. Broadwin, Esq.

         If to an Investor:       To the address set forth under such Investor's
                                  name on the signature pages hereof;


or such other address as may be designated in writing hereafter, in the same manner, by such Person.

         7.4 AMENDMENTS; WAIVERS; NO ADDITIONAL CONSIDERATION. No provision of this Agreement may be waived or amended except in a written instrument signed by the Company and the Required Investors. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. Without the written consent or the affirmative vote of each Holder of Securities affected thereby, an amendment or waiver under this Section 7.4 may not:

                  (a) change the maturity of the principal amount of, or the interest payment date under, or the payment of liquidated damages, is due on, any Note or Warrant;

                  (b) make any change that impairs the conversion or exercise rights of any Securities;

                  (c) reduce the Event Equity Value under the Notes or amend or modify in any manner adverse to the Holders of Securities the Company's obligation to make such payments;

                  (d) amend the definition of Required Investors;

                  (e) change the currency of any amount owed or owing under the Securities or any interest thereon from U.S. Dollars;

                  (f) impair the right of any Investor to institute suit for the enforcement of any payment with respect to, or conversion or exercise of, any Security; or

                  (g) modify the provisions of this Section 7.4 or Section 7.5.

It shall not be necessary for the consent of the Holders under this Section 7.4 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

         7.5 TERMINATION. This Agreement may be terminated prior to Closing:

                  (a) by written agreement of the Investors and the Company;

                  (b) by the Company or an Investor (as to itself but no other Investor) upon written notice to the other, if the Closing shall not have taken place by 6:30 p.m. Eastern time on the Outside Date; PROVIDED, that the right to terminate this Agreement under this Section 7.5(b) shall not be available to any Person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time.

                  (c) by an Investor (as to itself but no other Investor) if it concludes in good faith that any of the conditions precedent contained in
Section 5.1(d), (e) or (f) shall have been breached or shall not be capable of being satisfied by the Outside Date despite the assumed best efforts of the Company.

                  In the event of a termination pursuant to this Section, the Company shall promptly notify all non-terminating Investors and shall pay to the terminating Investor(s) all of the fees and expenses incurred by such Investors (including reasonable legal fees and expenses) in connection with this Agreement and the transactions contemplated by this Agreement through the termination date. Other than as to the foregoing fees and expenses, upon a termination in accordance with this Section 7.5, the Company and the terminating Investor(s) shall not have any further obligation or liability (including as arising from such termination) to the other and no Investor will have any liability to any other Investor under the Transaction Documents as a result therefrom.

         7.6 CONSTRUCTION. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. This Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement or any of the Transaction Documents.

         7.7 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investors. Any Investor may assign any or all of its rights under this Agreement to any Person to whom such Investor assigns or transfers any Notes, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the "Investors."

         7.8 NO THIRD-PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.11 (as to each Investor Party).

         7.9 GOVERNING LAW. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective Affiliates, employees or agents) shall be commenced exclusively in the New York Courts. Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of the any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such New York Court, or that such Proceeding has been commenced in an improper or inconvenient forum. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If either party shall commence a Proceeding to enforce any provisions of a Transaction Document, then the prevailing party in such Proceeding shall be reimbursed by the other party for its reasonable attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

         7.10 SURVIVAL. The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery of the Securities.

         7.11 EXECUTION. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

         7.12 SEVERABILITY. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

         7.13 RESCISSION AND WITHDRAWAL RIGHT. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Investor exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Investor may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

         7.14 REPLACEMENT OF SECURITIES. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities. If a replacement certificate or instrument evidencing any Securities is requested due to a mutilation thereof, the Company may require delivery of such mutilated certificate or instrument as a condition precedent to any issuance of a replacement.

         7.15 REMEDIES. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Investors and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

         7.16 PAYMENT SET ASIDE. To the extent that the Company makes a payment or payments to any Investor pursuant to any Transaction Document or an Investor enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored


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

to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

         7.17 INDEPENDENT NATURE OF INVESTORS' OBLIGATIONS AND RIGHTS. The obligations of each Investor under any Transaction Document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under any Transaction Document. The decision of each Investor to purchase Securities pursuant to the Transaction Documents has been made by such Investor independently of any other Investor. Nothing contained herein or in any Transaction Document, and no action taken by any Investor pursuant thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Investor shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Investors has been provided with the same Transaction Documents for the purpose of closing a transaction with multiple Investors and not because it was required or requested to do so by any Investor.

         7.18 LIMITATION OF LIABILITY. Notwithstanding anything herein to the contrary, the Company acknowledges and agrees that the liability of an Investor arising directly or indirectly, under any Transaction Document of any and every nature whatsoever shall be satisfied solely out of the assets of such Investor, and that no trustee, officer, other investment vehicle or any other Affiliate of such Investor or any investor, shareholder or holder of shares of beneficial interest of such a Investor shall be personally liable for any liabilities of such Investor.

         7.19 TERMINATION OF CERTAIN OBLIGATIONS. All obligations of the Company and all of the restrictions on the actions of the Company set forth in Sections IV (other than the indemnification obligation set forth in Section 4.10) and VI of this Agreement shall terminate and be of no further force or effect on the earlier to occur of (a) such date as all of the Notes (or Additional Notes, if any) shall have been repaid or converted or (b) with respect to any such obligation the date for its termination set forth in the relevant provision of this Agreement.

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                             SIGNATURE PAGES FOLLOW]


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         IN WITNESS WHEREOF, the parties hereto have caused this Purchase
Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                         MARKLAND TECHNOLOGIES, INC.


                                         By: /S/ KENNETH DUCEY, JR.
                                             -----------------------------------
                                              Name:  Kenneth Ducey, Jr.
                                              Title: President and Chief
                                                     Financial Officer



                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                      SIGNATURE PAGES FOR Investors FOLLOW]



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


         IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.




                                  DKR SOUNDSHORE OASIS HOLDING FUND, LLC

                                  By: /S/ BARBARA BURGER
                                      -----------------------------------------
                                  Name:   Barbara Burger
                                  Title:  Assistant Director


                                  DKR SOUNDSHORE STRATEGIC HOLDING FUND, LLC

                                  By: /S/ BARBARA BURGER
                                      -----------------------------------------
                                  Name:   Barbara Burger
                                  Title:  Assistant Director


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